Securities, 424I - Securities, 424I: 1	Sep. 29, 2026 USD ($)
Securities, 424I Table
Security Class Title	GraniteShares Gold Shares
Aggregate Sales Price	$ 81,035,607.28
Aggregate Redeemed or Repurchased, FY	99,714,422.59
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(18,678,815.31)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00